UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  October 31, 2008


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
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                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------

                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.	Regulation FD Disclosure.

Monarch Services, Inc. (the "Company") is filing this Current Report on 8-K to update the public of the Company's plans for the near future.

The Company continues to pursue the sale of its remaining assets, the land and home properties adjoining the Peerce's Plantation property, and is in active discussions with a potential buyer that the Company believes is a promising prospect. In addition, the Company has hired a real estate broker for the purpose of listing the properties for sale. There can be no guaranty that these efforts will ultimately be successful, and, even if the Company is successful, there can be no assurances with respect to when any such sale will occur or the consideration that the Company will receive. If the Company is able to sell these properties, it intends to distribute its cash assets to stockholders after satisfying all outstanding indebtedness and complying with all corporate and regulatory requirements.

The Company has applied the proceeds from the sale of other property, including the assets used in connection with the business of publishing, promoting and distributing Girls' Life magazine, to pay off a substantial portion of its indebtedness that accrued over the past several years.

This report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as "anticipate", "estimate", "should", "expect", "believe", "intend", and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guar-antees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the control of the Corporation. Consequently, all of the forward-looking state-ments made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company's business or operations.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MONARCH SERVICES, INC.



Date: October 31, 2008              By:/s/ Jackson Y. Dott
                                    ----------------------
                                    Jackson Y. Dott
                                    President and CEO